Portfolio of Investments

Touchstone Sands Capital Institutional Growth Fund – March 31, 2019 (Unaudited)

	Shares	Market Value
Common Stocks — 95.9%

Information Technology — 34.0%
Adobe, Inc.*	286,417	$76,327,266
Atlassian Corp. PLC (Australia) - Class A*	199,313	22,400,788
Intuit, Inc.	174,367	45,581,277
Palo Alto Networks, Inc.*	79,286	19,256,984
salesforce.com, Inc.*	589,573	93,370,676
ServiceNow, Inc.*	610,177	150,402,529
Splunk, Inc.*	203,426	25,346,880
Twilio, Inc. - Class A*	207,604	26,818,285
Visa, Inc. - Class A	969,579	151,438,544
Workday, Inc. - Class A*	193,585	37,332,867

		648,276,096

Communication Services — 20.4%
Activision Blizzard, Inc.	619,773	28,218,265
Alphabet, Inc. - Class A*	86,763	102,110,507
Alphabet, Inc. - Class C*	5,852	6,866,210
Facebook, Inc. - Class A*	419,801	69,976,629
Match Group, Inc.	1,047,735	59,312,278
Netflix, Inc.*	344,785	122,936,540

		389,420,429

Consumer Discretionary — 17.4%
Alibaba Group Holding Ltd. (China) ADR*	770,778	140,628,446
Amazon.com, Inc.*	86,914	154,772,105
Floor & Decor Holdings, Inc. - Class A*	914,707	37,704,223

		333,104,774

Health Care — 17.0%
ABIOMED, Inc.*	71,886	20,529,923
Align Technology, Inc.*	182,307	51,835,349
BioMarin Pharmaceutical, Inc.*	370,775	32,935,943
Edwards Lifesciences Corp.*	416,317	79,653,932
Illumina, Inc.*	223,577	69,463,138
Regeneron Pharmaceuticals, Inc.*	111,557	45,807,535
Sarepta Therapeutics, Inc.*	207,480	24,729,541

		324,955,361

Industrials — 3.8%
CoStar Group, Inc.*	157,180	73,311,896

Consumer Staples — 3.3%
Monster Beverage Corp.*	1,138,588	62,144,133

Total Common Stocks		$1,831,212,689

Short-Term Investment Fund — 3.9%
Dreyfus Government Cash Management, Institutional Shares, 2.34%¥Ω	74,222,827	$74,222,827

Total Investment Securities — 99.8%
(Cost $977,819,198)		$1,905,435,516
Other Assets in Excess of Liabilities — 0.2%		3,399,342

Net Assets — 100.0%		$1,908,834,858

*	Non-income producing security.
¥	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2019.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Portfolio of Investments.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$1,831,212,689	$—	$—	$1,831,212,689
Short-Term Investment Fund	74,222,827	—	—	74,222,827

Total	$1,905,435,516	$—	$—	$1,905,435,516

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments

March 31, 2019 (Unaudited)

Security valuation and fair value measurements— U.S. generally accepted accounting principles (“U.S. GAAP”) define fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Fund defines the term “market value”, as used throughout this report, as the estimated fair value. The Fund uses various methods to measure fair value of its portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods.

These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of March 31, 2019, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector allocation. The Fund did not hold or transfer any Level 3 categorized securities during the period ended March 31, 2019.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

During the period ended March 31, 2019, there were no material changes to the valuation policies and techniques.

The Fund’s portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of mutual funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV.

Notes to Portfolio of Investments (Unaudited) (Continued)

The Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•

If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Fund that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Fund’s Board of Trustees and are generally categorized in Level 3.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security transactions— Security transactions are reflected for financial reporting purposes as of the trade date.

3